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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): January 28, 1999


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-A).


                                  CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      333-53861             95-4449516
----------------------------          ------------      -------------------
(State of Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation)               File Number)      Identification No.)

                         4500 Park Granada
                       Calabasas, California                         91302
                   ----------------------------                   ----------
                     (Address of Principal                        (Zip Code)
                      Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240

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


Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-A, Credit Suisse First Boston Corporation ("CSFB"), as Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 29, 1999.



















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 26, 1999 and the prospectus supplement dated November 9, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-A.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1. CSFB Computational Materials filed on Form SE dated January 29, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.




                                       By: /s/ Celia Coulter
                                           Celia Coulter
                                           Vice President



Dated:    January 28, 1999

                                 Exhibit Index



Exhibit                                                          Page

99.1.   CSFB Computational Materials filed on Form SE dated
        January 29, 1999.

                                  EXHIBIT 99.1

     CSFB Computational Materials filed on Form SE dated January 29, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                          January 28, 1999


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  Mortgage Pass-Through Certificates,
                  Series 1999-A
                  -----------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                              Very truly yours,

                                              /s/ Robert A. Ladd

                                              Robert A. Ladd




Enclosure